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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  APRIL 21, 1999


                      COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


NEW JERSEY                       0-27832                      22-2603175
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(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


  3000 HADLEY ROAD    SOUTH PLAINFIELD, NEW JERSEY       07080
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  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (908) 668-9335


                   N/A
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(Former name or former address, if changed since last report.)










PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019



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ITEM 5. OTHER EVENTS

On April 21, 1999 the Company formed an Office of the President to better respond to its growing executive management responsibilities. Roger E. Tuttle, a founder of the Company, has been elected as the Chairman of the Board of Directors and has relinquished his duties as the Company's President and Chief Executive Officer. Until the Company's Board of Directors appoints a new President and Chief Executive Officer, the Office of the President will be managed jointly by Roger E. Tuttle and by two consultants, Christopher Daggett and Marvin Roseman, pending negotiation and approval of consulting agreements with Messrs. Daggett and Roseman. Mr. Daggett is a former Commissioner of the New Jersey Department of Environmental Protection and a Regional Administrator of the United States Environmental Protection Agency. Mr. Roseman has forty years of experience in project finance and management.

As Chairman of the Board of Directors, Mr. Tuttle will be an officer of the Company. His responsibilities will include developing the strategic plan for the Company, identifying the locations for new facilities, determining political and regulatory issues, developing local partners and contacts, identifying and proposing acquisition opportunities, developing ancillary businesses, developing and maintaining relations with the investment community and the public and finding additional capital for the Company.
The foregoing will require shareholder approval of an appropriate amendment to the Company's By-Laws setting forth the new duties and responsibilities of the Company's Chairman.

Mr. Pasquale Dileo, a founding Director of the Company and its Assistant Secretary, has become the Secretary of the Company. Mr. Anthony Cipollone, CPA, presently the Company's Controller, has become the Treasurer of the Company. Alfred Rattie, a founder of the Company along with Mr. Tuttle, will remain as Vice-President of Marketing.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a) and (b) - none

(c) Exhibits

    99.1 - Second Amendment to Employment Agreement of Roger E. Tuttle


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 27, 1999


                                  COMPOST AMERICA HOLDING COMPANY, INC.
                                  (Registrant)



                                  By /s/ Roger E. Tuttle
                                    -----------------------------
                                    Roger E. Tuttle, Chairman